Exhibit10.2

EXECUTION COPY

AMENDMENT TO

NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

This Amendment to Note Purchase and Private Shelf Agreement, dated as of May 9, 2019 (this“Amendment Agreement”) is made by and among IDEXX Laboratories, Inc., a Delaware corporation (the “Company”), PGIM, Inc. (formerly known as Prudential Investment Management, Inc., “Prudential”), and each of the holders of the Notes (as defined below) set forth on the signature pages to this Amendment Agreement (collectively, the “Noteholders”) in accordance with Section 17 of the Shelf Agreement (as hereinafter defined).

RECITALS

Reference is made to that certain Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement dated June 18, 2015 by and among the Company, Prudential, the Noteholders and each other Prudential Affiliate which becomes bound thereby as provided therein (as amended, restated, supplemented or otherwise modified from time to time, the “Shelf Agreement”), pursuant to which the Company (i) issued and sold to the Noteholders (a) $50,000,000 aggregate principal amount of its 3.32% Series A Senior Notes due July 21, 2021 (the “Series A Notes”) and (b) $75,000,000 aggregate principal amount of its 3.76% Series B Senior Notes due July 21, 2024 (the “Series B Notes”, and together with the Series A Notes, the “Notes”), and (ii) authorized the issuance and sale of up to $175,000,000 of additional senior notes (the “Shelf Notes”) from time to time upon the terms, and subject to the conditions, set forth therein. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Shelf Agreement.

Reference is also made to Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606), affecting revenue recognition standards and representing a change in GAAP (the “2018/2019 GAAP Change”) issued by the Financial Accounting Standards Board.

Pursuant to Section 22.2 of the Shelf Agreement, if at any time a change in GAAP affects the computation of any financial ratio or requirement set forth in any Transaction Document, until such time as the Company and the Noteholders negotiate to amend such ratio or requirement to preserve the original intent thereof, (i) such ratio shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Noteholders financial statements and other documents setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP (collectively, the “Frozen GAAP Requirement”).

The Company has requested that Prudential and the Noteholders amend the Frozen GAAP Requirement in respect of the 2018/2019 GAAP Change for all purposes under the Shelf Agreement and any other Transaction Document.  Prudential and the Noteholders, being the holders of 100% of the outstanding principal amount of the Notes, have agreed and consented to such amendment on the terms and conditions set forth herein and in accordance with Section 17 of the Shelf Agreement.

In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company, Prudential and the undersigned Noteholders agree as follows:

1.AMENDMENT

Effective as of the date hereof, Prudential and the Noteholders hereby agree  to amend the Frozen GAAP Requirement in respect of the 2018/2019 GAAP Change from and after the date hereof for all purposes under the Shelf Agreement and the other Transaction Documents(the “Amendment”); provided that this Amendment is limited to the 2018/2019 GAAP Change described herein and shall not be construed to constitute (a) any waiver of compliance with the requirements set forth in Section 22.2 of the Shelf Agreement as they apply to any other change in GAAP apart from the 2018/2019 GAAP Change, (b) any waiver or amendment of any other event, circumstance, or condition or of any other right or remedy available to the Noteholders pursuant to the Shelf Agreement, (iii) a consent to any departure from any other term or requirement of the Shelf Agreement, or (iv) any indication that the Noteholders are prepared to grant any further waiver of any provision of the Shelf Agreement. For the avoidance of doubt, the parties hereto acknowledge and agree that from and after the effectiveness of the Amendment, the Company’s consolidated financial statements delivered to the Noteholders shall be prepared in accordance with GAAP (including as modified by the 2018/2019 GAAP Change), and calculations of the Company’s Consolidated Leverage Ratio shall be in accordance with GAAP as was in effect on July 22, 2014 as modified by the 2018/2019 GAAP Change.

2.REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to Prudential and each Noteholder as follows solely as of the date hereof:

2.1Authorization, etc. This Amendment has been duly authorized by all necessary corporate action on the part of the Company, and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.2Compliance with Laws, Other Instruments, etc.  The execution, delivery and performance by the Company of this Amendment will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of, any property of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum of association, articles of association, regulations or by-laws, shareholders agreement or any other agreement or instrument to which the Company is bound or by which the Company or any of its properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company.

2.3No Defaults or Events of Default.  After giving effect to the Amendment, no Defaults or Events of Default under the Shelf Agreement have occurred and are continuing.

3.MISCELLANEOUS

3.1Ratification. Subject to this Amendment Agreement, the Shelf Agreement, the Notes and each of the other agreements, documents, and instruments executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified, approved and confirmed in all respects as of the date hereof, as supplemented by this Amendment Agreement.

3.2Binding Effect. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and as set forth in Section 17.3 of the Shelf Agreement.

3.3Governing Law. This Amendment Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

3.4Counterparts. This Amendment Agreement may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one instrument.  Delivery of an executed signature page by facsimile or e-mail transmission shall be effective as delivery of a manually signed counterpart of this Amendment Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company, Prudential and the undersigned Noteholders have caused this Amendment Agreement to be executed and delivered as of the date first written above.

IDEXX LABORATORIES, INC.

By: /s/ Brian McKeon

Name: Brian McKeon

Title: EVP, CFO and Treasurer

[IDEXX – Signature Page to Amendment to Note Purchase and Private Shelf Agreement (May 2019)]

PGIM, INC.

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Vice President

PRUCO LIFE INSURANCE COMPANY

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Assistant Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:Prudential Investment Management Japan Co., Ltd.,

as Investment Manager

By:PGIM, Inc.,

as Sub-Advisor

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Vice President

[IDEXX – Signature Page to Amendment to Note Purchase and Private Shelf Agreement (May 2019)]

GLOBE LIFE AND ACCIDENT INSURANCE COMPANY

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Vice President

FAMILY HERITAGE LIFE INSURANCE COMPANY OF AMERICA

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Vice President

MTL INSURANCE COMPANY

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Vice President

[IDEXX – Signature Page to Amendment to Note Purchase and Private Shelf Agreement (May 2019)]

THE INDEPENDENT ORDER OF FORESTERS

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Vice President

ZURICH AMERICAN INSURANCE COMPANY

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:Prudential Private Placement Investors, L.P.,

(as Investment Advisor)

By:Prudential Private Placement Investors, Inc.,

(as its General Partner)

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Vice President

[IDEXX – Signature Page to Amendment to Note Purchase and Private Shelf Agreement (May 2019)]

PAR U HARTFORD LIFE INSURANCE COMFORT TRUST

By:Prudential Arizona Reinsurance Universal Company, as Grantor

By:PGIM, Inc., as Investment Manager

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:Prudential Private Placement Investors, L.P.,

(as Investment Advisor)

By:Prudential Private Placement Investors, Inc.,

(as its General Partner)

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Vice President

FARMERS INSURANCE EXCHANGE

By:Prudential Private Placement Investors, L.P.,

(as Investment Advisor)

By:Prudential Private Placement Investors, Inc.,

(as its General Partner)

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Vice President

[IDEXX – Signature Page to Amendment to Note Purchase and Private Shelf Agreement (May 2019)]

MID CENTURY INSURANCE COMPANY

By:Prudential Private Placement Investors, L.P.,

(as Investment Advisor)

By:Prudential Private Placement Investors, Inc.,

(as its General Partner)

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Vice President

WILLIAM PENN LIFE INSURANCE COMPANY OF NEW YORK

By:Prudential Private Placement Investors, L.P.,

(as Investment Advisor)

By:Prudential Private Placement Investors, Inc.,

(as its General Partner)

By: /s/ Engin Okaya_____________________

Name: Engin Okaya

Title: Vice President

[IDEXX – Signature Page to Amendment to Note Purchase and Private Shelf Agreement (May 2019)]